Exhibit 99.2

IN THE MATTER OF:

CASE NO.: 88045-06-CO

PENN TREATY NETWORK AMERICA

INSURANCE COMPANY

CONSENT ORDER

THIS CAUSE came on to be considered upon the request by PENN TREATY NETWORK AMERICA INSURANCE COMPANY (hereinafter referred to as “PENN TREATY”) to the FLORIDA OFFICE OF INSURANCE REGULATION (hereinafter referred to as the (“OFFICE”) for approval to resume writing business. After a complete review of the entire record and upon consideration thereof, and otherwise being fully advised in the premises, the OFFICE hereby finds as follows:

1.	The OFFICE has jurisdiction over the subject matter and of the parties herein.
2.	PENN TREATY is a foreign insurer, domiciled in the State of

Pennsylvania, that holds a Florida Certificate of Authority and is subject to the jurisdiction and regulation of the OFFICE pursuant to the Florida Insurance Code.

3.           PENN TREATY, in accordance with Paragraph 6 of Consent Order 87073-06, which was extended by Order 87815-06-CO, has filed its audited financial report. In addition to the audited financial report, PENN TREATY has filed a letter from its independent auditor BDO Seidman, LLP, attached as Exhibit “A”, which states that their audit included a review of all guidance under SAP 61 and Appendix A-791 and that PENN TREATY’S accounting is in compliance with SAP 61 and Appendix A-791.

4.          In consideration of the above, the OFFICE and PENN TREATY agree that, in accordance with Paragraph 5 of Consent Order 87073-06, PENN TREATY can resume writing business in Florida subject to the following:

(a)         PENN TREATY shall submit monthly financial statements to the OFFICE on or before the twenty-fifth day subsequent to the last calendar day of the prior month unless prior written approval is received from the OFFICE. The financial information shall be on the National Association of Insurance Commissioners (hereinafter referred to as “NAIC”) statement blanks and, at a minimum, shall consist of a jurat page, balance sheet, income statement, and statement of cash flow. Additionally, PENN TREATY shall file a supplemental schedule of premiums written for the State of Florida, as well as nationwide, broken down by new and renewal premiums.

(b)         PENN TREATY shall at all times maintain a Risk-Based Capital Ratio in excess of 2.5 times its authorized control level risk-based capital.

(c)         PENN TREATY shall notify the OFFICE immediately in writing of any change in the terms of PENN TREATY’S reinsurance contracts.

(d)         PENN TREATY shall maintain continued utilization of at least a 75% quota share reinsurance program for new business issues unless prior approval is received in writing from the OFFICE.

(e)         Any new reinsurance treaty shall be written in accordance with SAP 61 and Appendix A-791 or the current NAIC guidance in place at the time the treaty is written and subject to independent compliance review by a firm or individual selected by the OFFICE at PENN TREATY’S expense if requested by the OFFICE.

(f)	Total Florida gross new and renewal annual premium on a calendar year basis, before adjusting for reinsurance, shall not exceed $48,000,000, such amount to be increased to reflect the anticipated impact of any future collected premium attributable to premium rate increases approved by the OFFICE. Any increase in this amount will be first submitted to and approved by the OFFICE prior to its inclusion. In determining gross annual premium for the purpose of this sub-paragraph, the premium limitation shall be calculated as reported on Schedule T of the NAIC reporting blanks. PENN TREATY shall monitor its monthly production reports and take action as needed so that the annual limitation is not exceeded.

(g)         New business Florida premium writings for the remainder of 2006 (November and December) shall not exceed $200,000 in total.

(h)         Should A.M. Best Company or Standard & Poor’s Corporation change their rating upward of PENN TREATY, or based upon evidence of PENN TREATY’s increased financial strength, PENN TREATY may request and the OFFICE agrees to consider a review of the limitations found in this Consent Order, but such a request will not be made prior to six months from the execution of this Consent Order. Should either rating be lowered, or other deteriorating event occurs, the OFFICE may modify the provisions of this Consent Order which could include the suspension of new business writings. A deteriorating event could include, but is not limited to, suspension, limitation, or revocation of PENN TREATY’S authority in another state, provided such event as determined by the OFFICE is shown to have a potential adverse impact upon Florida policyholders.

(i)          A copy of the 10K Securities and Exchange Commission (hereinafter referred to as “SEC”) filing for year-end 2005 for Penn Treaty American Corporation shall be furnished to the OFFICE as soon as it is publicly available. Should that statement or subsequent SEC filing contain information of material concern not previously disclosed or if these filings, other examination or audit report reflect a qualified opinion for Penn Treaty American Corporation or contain information of material concern as determined in the sole discretion of the OFFICE, the OFFICE may order additional limitations of new business writings.

(j)          PENN TREATY shall report to the OFFICE, Life and Health Financial Oversight, any time that it is named as a party defendant in a class action lawsuit, within fifteen (15) days after the class is certified and PENN TREATY shall include a copy of the complaint at the time it reports the class action lawsuit to the OFFICE.

(k)         PENN TREATY shall develop and provide to the OFFICE as soon as practical a corrective action plan which will bring PENN TREATY into compliance with Section 624.408, Florida Statutes.

(l)          Any public announcement of this agreement shall include a statement of the limitations.

5.          The OFFICE’S decision to enter into this Consent Order was based on the reported financial condition of PENN TREATY as of August 31, 2006. Should the financial condition of PENN TREATY materially deteriorate, the OFFICE reserves its rights to modify the conditions in this Consent Order as it deems necessary.

6.           PENN TREATY agrees that it will report all future required state filings by the required due dates, unless first approved by the OFFICE. Failure to timely file Florida required state filings without the prior approval of the OFFICE shall be grounds for the automatic suspension of PENN TREATY’S Florida Certificate of Authority.

7. Upon written notification from the OFFICE to PENN TREATY of a perceived violation of paragraphs 4 (e),(f) , (g), (h), (i) and, (5), the OFFICE agrees to allow PENN TREATY a reasonable period of time, as determined by the OFFICE in which to cure such violation prior to taking any action under this Consent Order, unless the OFFICE provides good and substantive reason that Florida policyholders may be in imminent peril as a result of such violation(s).

8.           PENN TREATY’S 2005 Independent Audit Report which was due to be filed in Florida on June 1, 2006 was not filed until August 31, 2006. PENN TREATY’S MARCH 31, 2006 quarterly financial statement was due May 15, 2006 and was not received until June 15, 2006. Within 10 days of the execution of this Consent Order, PENN TREATY shall pay an administrative penalty of $8,100 for the late filings and three thousand dollars ($3,000) for administrative costs for a total of eleven thousand one hundred dollars ($11,100).

9.          This Consent Order shall not be construed to apply to any matters not specifically addressed herein. PENN TREATY remains subject to all applicable conditions of the Florida Insurance Code.

10.        PENN TREATY expressly waives a hearing in this matter, the making of Findings of Fact and Conclusions of Law by the OFFICE, and all further and other proceedings herein to which the parties may be entitled by law or rules of the OFFICE.

PENN TREATY hereby knowingly and voluntarily waives all rights to challenge or to contest this order, in any forum now available to them, including the right to any administrative proceeding, circuit or federal court action, or any appeal.

11.        The parties agree that this Consent Order will be deemed to be executed when the Commissioner has signed a copy of this Consent Order bearing the signature of PENN TREATY or its authorized representative, notwithstanding the fact that the copy was transmitted to the OFFICE by facsimile machine or electronically. PENN TREATY agrees that the signature of its authorized representative as affixed to this Consent Order shall be under seal of Notary Public.

12.        Failure to comply to one or more of the terms and conditions established herein shall result, without further proceedings, in the immediate suspension or revocation of PENN TREATY’S Florida Certificate of Authority pursuant to Sections 120.569(2)(n) and 120.60(6), Florida Statutes, or in such lesser penalties or sanctions as may be determined by the OFFICE in its sole discretion.

WHEREFORE, PENN TREATY’S request to resume writing business in the State of Florida, subject to the terms and conditions of this Consent Order, is hereby APPROVED.

FURTHER, all terms and conditions contained herein are hereby ORDERED.
DONE and ORDERED this ___15th______ day of _November__________, 2006.

/s/Kevin M. McCarty______________
Kevin M. McCarty
Commissioner
Office of Insurance Regulation

By execution hereof, PENN TREATY NETWORK AMERICA INSURANCE COMPANY consents to entry of this Consent Order, agrees without reservation to all of the above terms and conditions and shall be bound by all provisions therein. The undersigned represents that he has the authority to bind PENN TREATY NETWORK AMERICA INSURANCE COMPANY to the terms and conditions of this Consent Order.

PENN TREATY NETWORK AMERICA
INSURANCE COMPANY

Corporate Seal
By:_/s/Cameron B. Waite____________

Printed Name:	Cameron B. Waite______

Title:EVP, Strategic Operations______

STATE OF_Pennsylvania_______

COUNTY OF__Lehigh__________

The foregoing instrument was acknowledged before me this _15th_ day of _November________, 2006 by_Cameron B. Waite_______________ as

(Name of Person)

__EVP, Strategic Operations______________________________

(type of authority...e.g. officer, trustee, attorney in fact)

for Penn Treaty Network America Ins. Co.

_/s/ Linda G. Carraghan________________
(Signature of Notary)

(Notary Stamp)

_Linda G. Carragan________________
(Print, Type or Stamp Commissioned Name of Notary

Personally Known ____X_____________ OR Produced Identification____________________

Type of Identification Produced__________________________________________________

My Commission Expires: July 5, 2008

COPIES FURNISHED TO:

Norman E. Taplin, Esquire

Regions Bank Tower, Suite 1510

1555 Palm Beach Lakes Boulevard

West Palm Beach, Florida 33401

Al Willis, Director

Life & Health Financial Oversight

200 East Gaines Street

Tallahassee, Florida 32399

Erica May, Assistant General Counsel

Office of Insurance Regulation

Legal Services Office

200 East Gaines Street

Tallahassee, Florida 32399-4026

Phone: (850) 413-4112

Email: erica.may@fldfs.com

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